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Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. §1350, I, the undersigned Chief Executive Officer of Witness Systems, Inc. (the "Company"), hereby certify to my knowledge and belief that the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2003
	BY:	/S/ DAVID B. GOULD David B. Gould Chairman of the Board, President and Chief Executive Officer

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002